UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2007
QualMark Corporation
(Exact Name of Registrant as Specified in its Charter)

Colorado (State or Other Jurisdiction of Incorporation)	333-90138 (Commission File Number)	84-1232688 (I.R.S. Employer Identification No.)

4580 Florence Street, Denver, Colorado (Address of Principal Executive Offices)	80238 (Zip Code)
Registrant’s telephone number, including area code: (303) 254-8800
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On December 7, 2007, Qualmark Corporation (“Qualmark” or the “Company”) entered into an Amended and Restated Loan and Security Agreement (“Amended Loan Agreement”) and an Export-Import Bank Loan and Security Agreement (“Export-Import Loan Agreement”), with Silicon Valley Bank (“SVB”), which is herein referred to as 2007 SVB Loan Agreement (“2007 SVB Loan Agreement”). The 2007 SVB Loan Agreement amends the December 8, 2005 Loan and Security Agreement (“Loan Agreement”). The terms of the Loan Agreement (“Loan Agreement”) dated December 8, 2005, was reported by the Company in a Form 8-K dated December 15, 2005, which is incorporated herein by reference. The terms of the 2007 SVB Loan Agreement consolidate all outstanding SVB debt, which totaled $1,601,000 on December 7, 2007, into a single Revolving Line of Credit (“Revolving Line of Credit”). The Revolving Line of Credit carries a one year term and allows for a maximum outstanding balance of $2,500,000, as determined by an asset based formula, and also allows for letter of credit sub-limits, foreign exchange sub-limits and cash management services sub-limits. The 2007 SVB Loan Agreement carries an interest rate of Prime + 1.00% to Prime + 3.00%, based on the Company’s use of the Revolving Line of Credit and the Company’s ability to meet certain financial ratios. The 2007 SVB Loan Agreement also charges monthly administrative fees of between $750 to $1,250 and monthly unused Revolving Line of Credit fees of 0.25% per annum. The 2007 SVB Loan Agreement also provides for the waiver of defaults on financial covenants through October 31, 2007.
Item 2.03 Creation of a Direct Financial Obligation
The information disclosed in Item 1.01 with respect to the 2007 SVB Loan Agreement above is incorporated herein by reference. To secure the payment and performance of the 2007 SVB Loan Agreement, Qualmark has granted SVB a security interest in substantially all of its assets.
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Qualmark may make forward-looking statements, including, for example, statements about management expectations, strategic objectives, business prospects, anticipated expense levels and financial results, the impact of off balance sheet arrangements, significant contractual obligations, anticipated results of litigation and regulatory investigations and proceedings, and other similar matters. These forward-looking statements are not statements of historical facts and represent only Qualmark’s beliefs regarding future performance, which are inherently uncertain. There are a variety of factors, many of which are beyond Qualmark’s control, which affect its operations, performance, business strategy and results and could cause its actual results and experience to differ materially from the expectations and objectives expressed in any forward-looking statements. These factors include, but are not limited to, financial market volatility, actions and initiatives taken by both current and potential competitors, general economic conditions, the effect of current, pending and future legislation, regulation and regulatory actions, and the other risks detailed in Qualmark’s Annual Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB and Current Reports on Form 8-K. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Qualmark does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should, however, consult any further disclosures Qualmark may make in its reports on Form 10-KSB, Form 10-QSB and Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALMARK CORPORATION (Registrant)
By:	/s/ Anthony Scalese
Anthony Scalese
Chief Financial Officer and Corporate Secretary

Date: December 11, 2007